CDC NVEST STAR GROWTH FUND

Supplement dated October 15, 2003 to the CDC Nvest Star Funds Classes A, B and C Prospectus dated May 1, 2003, as may be supplemented from time to time


Effective September 30, 2003, David P. K. Chu no longer serves as a co-portfolio manager of the Miller Anderson segment of the CDC Nvest Star Growth Fund. Dennis Lynch and David Cohen continue to serve as co-portfolio managers of the Miller Anderson segment of the Fund.


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